Acquisitions and divestments	12 Months Ended
Dec. 31, 2020
Acquisitions and divestments [Abstract]
Acquisitions and divestments [Text Block]

5Acquisitions and divestments

2020

Acquisitions

Philips completed three acquisitions in 2020. The acquisitions involved an aggregated net cash outflow of EUR 259 million and a contingent consideration of EUR 70 million at fair value. The company recognized an aggregated Goodwill of EUR 175 million, Other intangible assets of EUR 184 million and Deferred tax liabilities generated from the Intangible assets of EUR 45 million.

Opening balance positions are provisional and subject to final purchase price adjustments, which will be finalized in 2021. The primary provisional accounts subject to change are mainly related to the valuation of the intangible assets and goodwill, as the valuation studies necessary to determine the fair market value of the intangible assets and goodwill assumed are preliminary.

Intact Vascular, Inc. (Intact Vascular) was the most notable acquisition and is discussed below. The remaining two acquisitions involved an aggregated net cash outflow of EUR 28 million. The two  acquisitions resulted in an increase in Goodwill of EUR 20 million. Other intangible assets and the related Deferred tax liabilities increased by EUR 15 million and EUR 2 million respectively.

Intact Vascular

On September 4, 2020, Philips acquired all shares of Intact Vascular, headquartered in Wayne, Pennsylvania. Intact Vascular is a developer of medical devices for minimally invasive peripheral vascular surgery. Philips acquired Intact Vascular to expand its portfolio of minimally invasive therapy options for Peripheral Artery Disease with the Tack Endovascular System, an implant that restores blood flow in small limb vessels, promotes healing and preserves limbs. The Company has purchased shares for an amount of EUR 241 million cash and a contingent consideration of EUR 70 million.

As of the acquisition date, Intact Vascular forms part of the Image-guided therapy business portfolio of the Diagnosis & Treatment segment.

In 2020, acquisition-related costs of EUR 2 million were recognized in General and administrative expenses.

The preliminary condensed opening balance sheet of Intact Vascular was as follows:

Intact Vascular

Opening Balance sheet

in millions of EUR

at acquisition date
Assets
Intangible assets excluding goodwill	169
Deferred tax assets	17
Inventories	2
Receivables and other current assets	1
Cash	10
Total Assets	200

Liabilities
Accounts payable and other payables	(2)
Deferred tax liabilities	(42)
Total Liabilities	(44)

Total identifiable net assets at fair value	156
Goodwill arising on acquisition	155
Total purchase on acquisition	311
Of which:
Purchase consideration transferred	(241)
Provision for contingent consideration	(70)

Goodwill recognized in the amount of EUR 155 million mainly represents revenue synergies expected from the combination of Philips’ interventional imaging platform and diagnostic and therapeutic devices with Intact Vascular’s unique, specialized implantable device to optimize the treatment of patients with Peripheral Artery Disease (PAD). Intact Vascular Goodwill is not tax deductible.

The provision for contingent consideration represents a Long-term provision of EUR 70 million, due in 2022 and 2023. The contingent consideration is based on a specified percentage of forecast revenue share, for which the maximum amount is unlimited. The estimated fair value of the contingent consideration is re-measured at each reporting period. Therefore, any changes in the fair value impacts reported earnings in each reporting period, thereby resulting in variability in earnings. For more details about the fair value measurements please refer to Fair value of financial assets and liabilities

Other intangible assets were comprised of the following:

Intact Vascular

Other intangible assets

in millions of EUR unless otherwise stated

	amount at acquisition date	amortization period in years
Technology	160	14
Other	9	14
Total other intangible assets	169

The fair value of Technology is determined using the multi-period excess earnings method, which is a valuation technique that estimates the fair value of an asset based on market participants' expectations of the cash flows associated with that asset over its remaining useful life. The fair value of Technology is based on an estimate of positive future cash flows associated with incremental profits related to excess earnings, discounted at a rate of 15.0%. The line Other includes the Intact Vascular trademarks; Tack Endovascular System and Tack.

The opening balance position represent the preliminary determination of the fair value of identifiable assets acquired and liabilities assumed from the acquisition. The final determination of the fair market values will be completed in 2021. As of December 31, 2020, the valuation studies necessary to determine the fair market value of the intangible assets and goodwill are preliminary.

Intact Vascular is an early stage revenue acquisition. As of the acquisition date, Intact Vascular contribution to sales and net income was not material. The same applies to the combined entity for the reporting period as though the acquisition date had been as of the beginning of the reporting period.

Divestments

Philips did not complete any divestments in 2020.

Future ownership of Domestic Appliances business

On January 28, 2020, Philips announced that it will review options for future ownership of its Domestic Appliances business belonging to Personal Health. Philips started the process of creating a separate legal structure for this business within the Philips Group, which is expected to be completed in the course of 2021. Under the IFRS 5 assessment Philips has determined that Domestic Appliances business does not qualify as held for sale as of December 31, 2020. Philips concluded that the business as per December 31, 2020 is not available for immediate sale in its present condition to a third party. The Domestic Appliances business had EUR 2.2 billion sales in 2020. Following the disentanglement of the Domestic Appliances business, the retained Personal Health businesses will continue to play an important role in the company’s integrated health continuum approach through connected products and solutions to support the health and well-being of people.

2019

Acquisitions

Philips completed three acquisitions in 2019, with the Healthcare Information Systems business of Carestream Health being the most notable. The acquisitions involved an aggregated net cash outflow of EUR 199 million and a contingent consideration of EUR 11 million at fair value, the latter recognized as a Long-term provision. Including final purchase price adjustment processed in the course of 2020, the aggregated impact on Goodwill and Other intangible assets was EUR 83 million and EUR 105 million, respectively.

Divestments

Philips completed two divestments in 2019 which resulted in an aggregated cash consideration of EUR 122 million and a gain of EUR 62 million. The most notable was the sale of Photonics business in Germany.